UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 13, 2018

National CineMedia, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33296	20-5665602
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

9110 E. Nichols Ave., Suite 200

Centennial, Colorado 80112-3405

(Address of principal executive offices, including zip code)

(303) 792-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously disclosed, two members resigned from the board of directors of National CineMedia Inc. (the “Company”) on February 28, 2018.  These two directors were designated to the board of directors by Regal CineMedia Holdings, LLC (“Regal”) pursuant to the Director Designation Agreement, dated as of February 13, 2007, among the Company and its founding members, American Multi-Cinema, Inc., Cinemark Media, Inc., and Regal (the “Director Designation Agreement”).  To fill these two vacancies Regal has designated Mark Segall and Renana Teperberg pursuant to the Director Designation Agreement. On March 13, 2018, the Company’s board of directors elected Mr. Segall and Ms. Teperberg as directors, effective immediately. Mr. Segall and Ms. Teperberg have not been appointed to serve on any committees of the board of directors at this time.

In accordance with Section 2.2 of the Director Designation Agreement, Mr. Segall is an independent director as determined by the rules of the Nasdaq Stock Market. Ms. Teperberg serves as the Chief Commercial Officer of Cineworld Group plc, which indirectly owns Regal.

There are no family relationships between either of Mr. Segall or Ms. Teperberg and any director or executive officer of the Company.

As an independent director of the Company, Mr. Segall was awarded, effective upon his election, 17,628 restricted stock units under the Company’s 2016 Equity Incentive Plan. Mr. Segall will be eligible to receive compensation in accordance with the Company’s standard arrangements for independent directors, as described under “Non-Employee Independent Director Compensation” in the Company’s definitive proxy statement filed on March 15, 2017.

Item 7.01	Regulation FD Disclosure.

On March 14, 2018, the Company issued a press release announcing the appointment of Mr. Segall and Ms. Teperberg to the Company’s board of directors. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01  Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Description

99.1	Press release issued by National CineMedia, Inc. on March 14, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: March 14, 2018	By:	/s/ Sarah Kinnick Hilty
Sarah Kinnick Hilty
Senior Vice President, General Counsel and Secretary